Third Quarter 2023 November 2023

ProAssurance Overview

ProAssurance Investor Briefing | November 2023 3 Mission, Vision, & Values The ProAssurance Mission We Protect Others. Corporate Values Integrity | Leadership | Relationships | Enthusiasm Our Brand Promise We will honor these values in the execution of treated fairly to perform our mission and realize our vision.

ProAssurance Investor Briefing | November 2023 4 At a Glance All employee and financial data as of 09/30/23. Business Unit Principal Offices Employees Lines of Business HCPL 8 607 Healthcare professional liability Medmarc 1 34 Medical technology liability Small Business Unit 1 102 Podiatrists, chiropractors, dentists, and lawyers Eastern 7 249 Workers’ Compensation & captive facilities (all lines) PRA Corporate 1 97 Corporate functions Healthcare-centric specialty insurance writer Specialty Property & Casualty Healthcare Professional Liability (HCPL) Life Sciences and Medical Technology Liability Small Business Unit Lloyd’s of London Syndicates Workers' Compensation Insurance Segregated Portfolio Cell (SPC) Reinsurance Total Assets: $5.6 billion Shareholders' Equity: $1.0 billion Claims-Paying Ratings A.M. Best: “A” (Excellent) Fitch: “A-” (Strong) 19 locations, with operations in three countries 1,092 employees Writing in 50 states & DC Corporate Headquarters Claims Offices Claims/Underwriting Offices Underwriting Offices Cayman Islands Lloyds

ProAssurance Executive Leadership



Ned Rand - *President & Chief Executive Officer*

Mr. Rand became President and CEO in 2019, after serving as COO, CFO, Executive VP, and Senior VP of Finance at ProAssurance since joining the company in 2004. Prior to joining ProAssurance, he served in a number of financial roles for insurance companies.

Mr. Rand is a CPA and graduate of Davidson College (B.A., Economics)



Noreen Dishart
Executive Vice President & Chief Human Resources Officer



Rob Francis
President Healthcare Professional Liability



Dana Hendricks
Executive Vice President & Chief Financial Officer



Jeff Lisenby
Executive Vice President & General Counsel



Karen Murphy
President Life Sciences



Kevin Shook
President, Workers' Compensation & Segregated Portfolio Cell Reinsurance



Ross Taubman
President Small Business Unit

Executive Team bios available on our website at Investor.ProAssurance.com/OD

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ProAssurance Investor Briefing | November 2023 6 ProAssurance Board of Directors Director bios available on our website at Investor.ProAssurance.com/OD Maye Head Frei C M. James Gorrie N/C Ziad R. Haydar, MD C Edward L. Rand, Jr E Frank A. Spinosa, DPM N/C Katisha T. Vance, MD N/C A - Audit Committee C - Compensation Committee E - Executive Committee N/C - Nominating/Corporate Governance Committee Underlined - Chair Scott C. Syphax C Samuel A. Di Piazza, Jr A, E Fabiola Cobarrubias, MD A Kedrick D. Adkins, Jr A Thomas A.S. Wilson, Jr, MD N/C Bruce D. Angiolillo Independent Chair E

ProAssurance Investor Briefing | November 2023 7 ProAssurance Brand Profile Specialty P&C Healthcare Professional Liability Workers’ Comp Alternative Risk Transfer Medical Technology & Life Sciences Products Liability Legal Professional Liability

ProAssurance Investor Briefing | November 2023 8 Operating and Reportable Segments Update Q3 2023 Event ProAssurance decided to discontinue participation in the results of Lloyd’s Syndicate 1729 effective December 31, 2023 Results from our participation in Syndicate 1729 from open underwriting years prior to 2024 will continue to earn out pro rata over the entire policy period of the underlying business. Resulting Segment Consolidation* As a result of the ceased participation in Syndicate 1729 for the 2024 underwriting year, we changed our segment reporting Underwriting results from our participation in Lloyd’s will are now reported in the Specialty P&C segment. Investment results of assets allocated to the Syndicate and U.K. income taxes are now reported in the Corporate segment. *All prior period segment information has been recast to conform with our current segment reporting structure

ProAssurance Investor Briefing | November 2023 9 Q3 2023 Discussion Points Goodwill Impairment $44 Million impairment of goodwill from the Eastern Insurance acquisition in 2014 Q3 Evaluation triggered by current market conditions No effect on operating results Significant Positives Gross Written Premium up 4% QoQ Strong New Business Gains Strong Retention Earning New Business and Retaining Existing Insureds While Maintaining Pricing and Underwriting Discipline Workers’ Compensation $8 Million Unfavorable Development Due to Higher Than Anticipated Loss Trends Medical Inflation Became More Evident in Q3 Will Affect the Broader Work Comp market and Should Lead to More Favorable Market Conditions.

ProAssurance Investor Briefing | November 2023 10 ProAssurance Specialty Property & Casualty • Healthcare Professional Liability (HCPL) insures healthcare providers and facilities, including E&S coverages • The Small Business Unit insures podiatrists, chiropractors, dentists, and lawyers • Medmarc insures medical technology and life sciences companies that manufacture or distribute products and those conducting clinical trials • Includes the underwriting results from our participation in Lloyd's of London Syndicate 1729 and 6131 Eastern Alliance Workers’ Compensation • Specialty underwriter of workers’ compensation products and services • Focused in the East, South, and Midwest regions of the United States • Guaranteed cost, policyholder dividend, retro-rated, deductible, and alternative solutions policies available Inova Re/Eastern Re SPC Reinsurance • Segregated Portfolio Company structure • Workers’ compensation and healthcare professional liability coverage in a Cayman-based captive • Industries include healthcare, forestry, staffing, construction, petroleum, marine and recreation, and social services ProAssurance Corporate • Reports our investment results, interest expense, and U.S. income taxes • Includes corporate expenses and includes non-premium revenues generated outside of our insurance entities • Company-wide administrative departments reside in ProAssurance Corporate • Includes Investment results and assets solely allocated to our Lloyd’s Syndicate operations, net of U.K. income tax expense ProAssurance Reports Financial Results in Four Segments

Specialty Property & Casualty

- Deep **expertise** and broad product spectrum in healthcare and related sciences
- Consolidation in HCPL → demand for **comprehensive insurance solutions**
- Small Business Unit → deliver products and services efficiently to the **small business healthcare community** and related businesses
- Life Sciences → offer liability solutions to companies that develop, test, and deliver **healthcare products** in the U.S. and worldwide

ProAssurance Specialty Property & Casualty Premiums (Trailing Twelve Months)

Healthcare Professional Liability Insurance		Small Business Unit	Life Sciences	Tail & Other Coverages	Lloyd's Syndicates
Standard Physicians	Specialty Healthcare				
$422M	$229M	$100M	$43M	$37M	$19M

Gross Premiums Written
Trailing Twelve Months
$850M

09/30/2023 Subject to rounding

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Workers' Compensation Insurance

ProAssurance. Treated Fairly

fresh outlooks. eastern ALLIANCE better outcomes.

Disciplined individual account underwriting with focus on rate adequacy in rural territories

- Guaranteed Cost Policies
- Loss-Sensitive Dividend Plans
- Deductible Plans
- Retrospective Rating Plans
- ParallelPay–"Pay as you Go"
- Specialty Risk (high hazard)
- Claims Administration and Risk Management

Top 10 Classes of Business by Payroll Exposure

(Traditional Business*)

as of 12/31/2022



Clerical & Office
Colleges & Schools
Physicians & Dentists
Auto Dealers
Hospitals
Retirement & Life Care Community
Outside Sales
Restaurants
Banks
Clubs
Healthcare Related
Non-Healthcare
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%

Dedicated to effective claims management and returning injured workers to wellness

- Wide **diversification** – over 600 class codes and 32 market segments, primarily in rural territories
- Opportunity for **organic growth** outside of Pennsylvania and Indiana
- Proactive claim-closing strategies key to being recognized as a **short-tail writer** of workers' compensation
  - *Between 2013 and 2022, averaged approximately 40% faster claims closure rate than industry*
  - *30 claims open from 2015 and prior, net of reinsurance*
  - *Pharmacy spend as a percent of medical payments of 3.6% compared to the industry average of 14%*
- Value-added risk management services and claims/underwriting expertise cement **brand loyalty**

*Excludes alternative markets business ceded to the Segregated Portfolio Cell Reinsurance segment

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Segregated Portfolio Cell Reinsurance

- HCPL and workers' compensation **captive insurance solutions** through Inova Re (Cayman Islands)
- SPCs are a **high ROE product** with favorable retention results
- Low capital requirement



ProAssurance
Fronting Arrangement
Inova Re
Agency Group or Association establishes a cell
Individually capitalized cells (companies) exist within the Inova Re structure. Assets of each are segregated from others.
ProAssurance/Eastern participates in select cells
Services
Underwriting
Claims Administration
Risk Management
Reinsurance
Audit
Asset Management
Fee Income to PRA
Services + Cell Rental Fees + Participation in profits/losses of selected cells

As of 09/30/2023

- Gross premiums written YTD: $56M
  - Workers' Compensation Insurance: $50M
  - Healthcare Professional Liability: $6M
- 23 active cells

- Strategic partnerships with select independent agencies looking to manage controllable expenses
- Alternative market solutions are in high demand
- Value-added risk management services and claims/underwriting expertise

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ProAssurance Investor Briefing | November 2023 14 $429M total debt principal at 09/30/2023 $179M of Contribution Certificates from NORCAL acquisition $250M 5.3% 10-year notes due 11/15/2023 On November 15, 2023, ProAssurance refinanced its $250M Senior Notes with a $125M draw on its revolver and a $125M term loan with an interest rate of 5.3% and 5.5%, respectively. The interest rates include a base rate of 3.2% which is effectively fixed by utilizing two interest rate swaps, plus a variable margin of 2.1% and 2.3%, respectively, that’s based on ProAssurance’s debt to cap ratio as of 9/30/23. The term loan is repayable in equal quarterly instalments and any unpaid amounts under both facilities are due April 2028. ProAssurance Leverage Update Targeted Premium to Equity ratio is 0.75:1 Financial Leverage – Debt to Capital Operating Leverage – Premiums to Equity 16% 16% 16% 24% 24% 25% $- $0.5 $1.0 $1.5 $2.0 2018 2019 2020 2021 2022 2023 $ in billions Debt Capital Debt to Capital 0.54 0.56 0.55 0.62 0.92 1.09 $- $0.4 $0.8 $1.2 $1.6 2018 2019 2020 2021 2022 2023 $ in billions Net Premiums Written Equity Premiums to Equity

Financial Ratings & Balance Sheet Highlights

PROASSURANCE. Treated Fairly

- ProAssurance is recognized for our **financial strength** by top rating agencies
- We maintain a balance sheet that ensures **stability and security** for our customers
- Our **conservative reserving philosophy** enables success over the insurance cycles

Rating Agency	Financial Strength Rating	Date
AM Best	A	5/23/2023
Fitch	A-[1]	10/20/2022
Moody's	Baa1	11/9/2023

All Public Debt Retired on November 15, 2023[2]

[1] Excludes NORCAL Group, which has not yet been rated by Fitch

[2] On November 15, 2023, ProAssurance refinanced its $250M Senior Notes with a $125M draw on its revolver and a $125M term loan with an interest rate of 5.3% and 5.5%, respectively. The interest rates include a base rate of 3.2% which is effectively fixed by utilizing two interest rate swaps, plus a variable margin of 2.1% and 2.3%, respectively, that's based on ProAssurance's debt to cap ratio as of 9/30/23. The term loan is repayable in equal quarterly instalments and any unpaid amounts under both facilities are due April 2028.

All financial rating information is available on our website:
https://investor.proassurance.com/financial-information/financial-ratings/default.aspx

Balance Sheet Highlights 09/30/2023	
Total Assets	$5,573,957
Total Investments	$4,230,257
Net Loss Reserves	$3,395,651
Total Debt (less Issuance Costs)	$426,579
Shareholders' Equity	$1,011,843
Book Value per Share	$19.85

$ in thousands, except per share data

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Success in Competitive Markets

ProAssurance Investor Briefing | November 2023 17 A Foundation in Excellence “From our earliest days, we have operated with a strategy both responsive to near-term challenges and proactive to long-term opportunity.” -Ned Rand President & CEO Superior brand identity and reputation in the market Specialization • Deep expertise and commitment to our customers throughout the insurance cycles enable us to outperform our peers over time Experienced & Collaborative Leadership • Average executive leadership tenure of 20 years with PRA or subsidiaries History of Successful M&A • Selective M&A with best-in-class partners, and nearly 20 transactions in our 47 year history Scope & Scale • Regional hubs combined with local knowledge of market dynamics and regulatory environments

Strategic Initiatives Drive our Competitiveness

ProAssurance. Treated Fairly

Current Strategic Initiatives

SP&C Innovation and Operational Excellence

- Launch a state-of-the-art workflow solution across the segment
- Develop and launch a next generation online portal for customers and agents to provide superior service for our agency partners and insureds
- Begin filing a new standard policy form and underwriting manual to facilitate service and automation

SP&C Product and Program Innovation Working Group

- Build out data science and predictive analytics strategy
- Continue implementation of predictive underwriting model for select specialties
- Develop and launch of straight through processing technologies for homogeneous account types
- Evaluate and consult on new product and program ideas and initiatives across Specialty P&C

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Strategic Initiatives Drive our Competitiveness

Current Strategic Initiatives

Workers' Compensation Insurance Strategic Focus

- Implementing new integrated policy, claims, risk management, and billing system.
- Capitalize on InsurTech investments, including underwriting and claims data analytics to guide and support operational decisions, to enhance profitability, productivity and efficiency.
- Continue to evaluate and further strengthen medical care and cost management strategies to minimize the impact of medical inflation.

Corporate Segment

- Increase investment income through investment leverage and reinvesting of portfolio maturities
- Execute a defined statutory consolidation strategy
- Manage talent-acquisition and retention strategies to build and maintain high-quality talent

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Appendix

ProAssurance Investor Briefing | November 2023 21 Income Statement Highlights (9/30/23) In millions, except per share data | Subject to rounding Three Months Ended Nine Months Ended September 30 2023 2022 2023 2022 Gross Premiums Written $ 319.8 $ 308.4 $ 873.5 $ 879.5 Net Premiums Earned $ 242.4 $ 258.4 $ 730.1 $ 771.3 Net Investment Result $ 32.7 $ 17.9 $ 100.2 $ 73.1 Net Investment Gains (Losses) $ (2.7) $ (8.3) $ 3.2 $ (45.7) Total Revenues $ 275.7 $ 273.1 $ 840.3 $ 812.0 Net Losses and Loss Adjustment Expenses $ 208.9 $ 198.1 $ 605.2 $ 585.2 Underwriting, Policy Acquisition & Operating Expenses $ 74.0 $ 80.7 $ 218.8 $ 229.8 Goodwill impairment $ 44.1 $ — $ 44.1 $ — Net Income (Loss) (Includes Realized Investment Gains & Losses) $ (49.4) $ (9.1) $ (45.0) $ (14.3) Non-GAAP Operating Income (Loss) $ (3.7) $ (3.0) $ (3.2) $ 21.0 Non-GAAP Operating Income (Loss) per Diluted Share $ (0.07) $ (0.06) $ (0.06) $ 0.39

ProAssurance Investor Briefing | November 2023 22 Current Accident Year Net Loss Ratio 83.4% 82.2% 84.4% 82.8 % Effect of Prior Accident Year Reserve Development (0.3%) (2.3%) 0.3% (3.7%) Net Loss Ratio 83.1% 79.9% 84.7% 79.1 % Underwriting Expense Ratio 25.2% 26.8% 25.1% 25.1 % Combined Ratio 108.3% 106.7% 109.8% 104.2 % Specialty P&C Financial Highlights (9/30/23) Three Months Ended Nine Months Ended September 30 2023 2022 2023 2022 Gross Premiums Written $ 256.1 $ 244.9 $ 673.7 $ 680.2 Net Premiums Earned $ 195.8 $ 198.5 $ 562.2 $ 593.5 Total Revenues $ 196.9 $ 199.5 $ 565.3 $ 597.7 Net Losses & Loss Adjustment Expenses $ (162.7) $ (158.5) $ (476.2) $ (469.7) Underwriting, Policy Acquisition & Operating Expenses $ (49.4) $ (53.2) $ (140.9) $ (148.3) Segment Results $ (15.2) $ (12.2) $ (51.8) $ (20.3) In millions, except ratios | Subject to rounding

ProAssurance Investor Briefing | November 2023 23 Workers’ Compensation Insurance Financial Highlights (9/30/23) Three Months Ended Nine Months Ended September 30 2023 2022 2023 2022 Gross Premiums Written $ 63.6 $ 63.5 $ 199.8 $ 199.3 Net Premiums Earned $ 39.9 $ 42.1 $ 121.7 $ 124.5 Total Revenues $ 40.2 $ 42.6 $ 123.3 $ 126.2 Net Losses & Loss Adjustment Expenses $ (41.2) $ (28.1) $ (101.8) $ (83.3) Underwriting, Policy Acquisition & Operating Expenses $ (13.5) $ (14.1) $ (40.9) $ (40.8) Segment Results $ (14.5) $ 0.3 $ (19.5) $ 2.1 Current Accident Year Net Loss Ratio 83.1% 71.7% 76.0% 71.8 % Effect of Prior Accident Year Reserve Development 20.2% (4.8%) 7.7% (4.9%) Net Loss Ratio 103.3% 66.9% 83.7% 66.9 % Underwriting Expense Ratio 34.0% 33.6% 33.6% 32.8 % Combined Ratio 137.3% 100.5% 117.3% 99.7 % In millions, except ratios | Subject to rounding

ProAssurance Investor Briefing | November 2023 24 Segregated Portfolio Cell Reinsurance Financial Highlights (9/30/23) Three Months Ended Nine Months Ended September 30 2023 2022 2023 2022 Gross Premiums Written $ 7,930 $ 17,879 $ 55,924 $ 62,882 Net Premiums Earned $ 6,763 $ 17,811 $ 46,156 $ 53,347 Net Investment Income 601 294 1,625 617 Net Gains (Losses) (525) (732) 1,830 (4,225) Other Income (Loss) 2 1 3 2 Net Losses & Loss Adjustment Expenses (5,006) (11,407) (27,245) (32,170) Underwriting, Policy Acquisition & Operating Expenses (3,668) (5,599) (15,241) (15,203) SPC U.S. Federal Income Tax Expense 175 (433) (1,351) (1,424) SPC Net Results (1,658) (65) 5,777 944 Segregated Portfolio Cell Dividend (Expense)/Income 2,518 (183) (3,171) (1,697) Segment Results $ 860 $ (248) $ 2,606 $ (753) In thousands, except ratios | Subject to rounding Current Accident Year Net Loss Ratio 70.5% 67.7% 64.7% 67.5 % Effect of Prior Accident Year Reserve Development 3.5% (3.7%) (5.7%) (7.2%) Net Loss Ratio 74.0% 64.0% 59.0% 60.3 % Underwriting Expense Ratio 54.2% 31.4% 33.0% 28.5 % Combined Ratio 128.2% 95.4% 92.0% 88.8%

ProAssurance Investor Briefing | November 2023 25 Corporate Financial Highlights (9/30/23) Three Months Ended Nine Months Ended September 30 2023 2022 2023 2022 Net investment income $ 32.2 $ 24.5 $ 93.1 $ 66.5 Equity in earnings (loss) of unconsolidated subsidiaries $ (0.1) $ (6.9) $ 5.5 $ 5.9 Net investment gains (losses) $ (3.7) $ (7.5) $ (3.2) $ (41.4) Other income $ 2.8 $ 4.7 $ 5.3 $ 10.4 Operating expenses $ 8.3 $ 8.9 $ 24.8 $ 26.7 Interest expense $ 5.5 $ 5.5 $ 16.5 $ 14.9 Income tax expense / (benefit) $ (4.7) $ (2.7) $ (3.9) $ (6.2) Segment results $ 22.1 $ 3.0 $ 63.3 $ 6.1 In millions | Subject to rounding

ProAssurance Investor Briefing | November 2023 26 YTD 2023 Net Investment Result and Equity Rollforward Data shown in thousands 2023 Beginning Equity $1,104,018 Common Shares Required (50,488) Employee Stock Transactions 4,227 Earnings (44,981) Dividends (2,701) OCI 1,768 Total Equity $1,011,843 ($ in millions) 9/30/2023 9/30/2022 Change Net Investment Income Fixed maturities $ 83,680 $ 67,275 $ 16,405 Equities 3,070 2,514 556 Short-term investments including Other 11,857 2,965 8,892 BOLI 1,784 635 1,149 Investment fees and expenses (5,677) (6,257) (580) Net investment income 94,714 67,132 27,582 Equity in Earnings (Loss) of Unconsolidated Subsidiaries All other investments, primarily investment fund LPs/LLCs 7,744 12,347 (4,603) Tax credit partnerships (2,294) (6,399) 4,105 Equity in earnings (loss) 5,450 5,948 (498) Net investment result $ 100,164 $ 73,080 $ 27,084

ProAssurance Investor Briefing | November 2023 27 Investment Philosophy & Portfolio Total Investments $4.23 Billion 03/31/2023 Subject to rounding Details of our investment portfolio are available on our website at https://investor.proassurance.com/financial-information/quarterly-investment-supplements/default.aspx 14% 12% 10% 9% 8% 6% 8% 6% 4% 19% 4% AAA A A+ BBB+ Below Investment Grade or Not Rated BBB A- AA- AA AA+ BBB- Fixed Maturity Credit Quality Portfolio Statistics 3Q23 3Q22 Avg Income Yield 3.1% 2.5% Wtd Avg Duration 3.28 3.59 Commentary Effective stewardship of capital ensures a position of financial strength through turbulent market cycles Optimizing our allocations for better risk-adjusted returns. Ensures non-correlation of returns Ongoing analysis of holdings to ensure lasting quality and profitability ABS 24% BOLI 2% Bond Funds 3% Corporate 39% Fixed Maturies Trading 1% Other 2% Short Term 7% Private Equity 3% Private Credit 3% State/Muni 10% Real Estate 1% US Govt/Agency 6%

ProAssurance Investor Briefing | November 2023 28 Combined Tax Credits Portfolio Detail & Projections The total credits column represents our current estimated schedule of tax credits that we expect to receive from our tax credit partnerships. The actual amounts of credits provided by the tax credit partnerships may prove to be different than our estimates. These tax credits are included in our Tax Expense (Benefit) on our Income Statement (below the line) and result in a Tax Receivable (or a reduction to a Tax Liability) on our Balance Sheet. GAAP Income/(Loss) Tax Provision Impact on from Operations, after Impairment Earnings Disposition & Impairment 2023 $ 51,338 (4,796,367) (141,293) (1,148,531) (3,647,836) 2024 $ 51,338 (855,031) (36,916) (216,473) (638,557) 2025 $ 41,159 (224,736) (21,019) (68,214) (156,522) 2026 $ 25,734 (239,471) (2,368) (52,657) (186,814) 2027 $ - (365,249) 7 (76,695) (288,554) 2028 $ - - - - - Year Capital Total Credits Contributions

ProAssurance Investor Briefing | November 2023 29 Forward Looking Statements Non-GAAP Measures This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors. This presentation contains Non-GAAP measures, and we may reference Non-GAAP measures in our remarks and discussions with investors. The primary Non-GAAP measure we reference is Non-GAAP operating income (loss), a Non-GAAP financial measure that is widely used to evaluate performance within the insurance sector. In calculating Non-GAAP operating income (loss), we have excluded the after-tax effects of net realized investment gains or losses and guaranty fund assessments or recoupments that do not reflect normal operating results. We believe Non-GAAP operating income presents a useful view of the performance of our insurance operations, but should be considered in conjunction with net income (loss) computed in accordance with GAAP. A reconciliation of these measures to GAAP measures is available in our regular reports on Forms 10-Q and 10-K and in our latest quarterly news release, all of which are available in the Investor Relations section of our website, Investor.ProAssurance.com. IMPORTANT SAFE HARBOR & NON-GAAP NOTICES

© ProAssurance Corporation. All rights reserved. MAILING ADDRESS: ProAssurance Corporation 100 Brookwood Place Birmingham, AL 35209 CONTACT: Dana Hendricks EVP, Chief Financial Officer 205.877.4462 DanaHendricks@ProAssurance.com